As filed with the Securities and Exchange Commission on February 28, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22552

City National Rochdale International Trade Fixed Income Fund
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

City National Rochdale International Trade Fixed Income Fund

Financial Statements

December 31, 2013

City National Rochdale International Trade Fixed Income Fund (RITFI)
Semi-Annual Report
December 31, 3013

Dear Fellow Shareholders,

Since the launch of the City National Rochdale International Trade Fixed Income Fund (“RITFI” or the “Fund”) on August 1, 2012, we have been pleased with the investment process of this unique opportunity, though this past year the performance did fall below our long term annual expectations.  During the first half of 2013 fixed income interest rates rose sharply, resulting in negative performance in many fixed income markets.  The 10 year US Treasury Notes began the year with a yield of 1.99% and finished the first half with a yield of 3.03%.  However, the Trade Finance strategy is designed to reduce interest rate risk for income based investors, and during the year the fund produced a positive return.

The Trade Finance market had some challenges in the year 2013 and some loans did have write-downs when marked to market.  While we expect the possibility of mark to market losses every year, 2013 was slightly greater than we expected.  The challenges of 2013 still produced an overall positive return in the fund, while the majority of fixed income asset classes were negative for the year.

The Fund invests in a diverse selection of trade finance, structured trade finance, export finance and project finance debt obligations of companies, banks and sovereign entities located and/or active in the global emerging markets.  Our goal is to provide attractive returns, low volatility, and low correlation to the equity and fixed income market.  For investors, we believe the benefit of RITFI lies in the value of having access to an asset class with low expected economic risk that brings interest rate and geographical diversification to a traditional fixed income portfolio while seeking to protect the overall portfolio during global equity market declines.  RITFI invests in short term floating rate securities, which generate income from trade finance loans.  This is a relatively attractive investment for clients seeking higher yields versus the current low interest rate environment currently in U.S. fixed income markets.  The floating rate component helps to mitigate potential rises in interest rates since most loans are quoted as a percentage greater than US$ LIBOR.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

As of December 31, 2013, the total one-year return was +1.01%.  This specific strategy launched in August 2012, and the annualized since inception return was +1.39% net of fees and expenses.  As of December 31, 2013, cash in the Fund is 16%, in line with the target of 10-20% due to continually maturing loans.

Since originating the Fund, we have been disciplined in our selection process and are pleased to report the estimated yield to maturity of the invested loans is now approximately 5.12%.  Moreover, in accordance with our objective of protecting capital from potential rising interest rates by investing in short duration securities, the average life of the loans is 1.50 years.  Collectively, the loans make up a diverse portfolio of holdings, with many different countries represented as an approximate percentage of total net assets, such as Angola (7%), Russia (6%), Brazil (6%), Nigeria (6%), Kazakhstan (5.5%), among other countries rich in natural resources and the production of goods.

Going forward, as we continue to build up the portfolio of loans, we will seek to meet our long-term, net return target of 2.75% to 3.50% above 3 to 6 month US$ LIBOR.  Moreover, with potentially high financial market volatility, and uncertainty of interest rates, we believe the low correlated nature of RITFI will continue to provide significant diversification benefits and help improve the risk/return profile of overall shareholder portfolios.

Sincerely,
Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
City National Rochdale, LLC

Important Disclosures

Investment products are not bank deposits or obligations of or guaranteed by City National Bank or any subsidiary or affiliate and are not insured by the FDIC, they involve risk, including the possible loss of principal.

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for City National Rochdale, LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of City National Rochdale LLC or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of City National Rochdale, LLC, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the City National Rochdale Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

The City National Rochdale International Trade Fixed Income Fund (“RITFI” or the “Fund”) is considered a long term investment with limited liquidity and should not be invested in by investors whose objectives conflict with these characteristics. The limited liquidity of the Fund, due to the absence of a public market and a current investor’s limited transfer options to other investors, results in the lack of available market prices during the life of the Fund. Valuation will be provided as detailed in the Prospectus and may be inaccurate and may also affect the value and expenses of the Fund.

RITFI invests in trade finance related securities, specifically structured trade finance, project finance or export finance and assumes the credit risk associated with these securities. The Fund is non-diversified and therefore more susceptible than a diversified fund to any single economic, financial, legal, political or regulatory occurrence that may affect the particular market, sector or industry in which the fund has a concentrated investment. A non diversified portfolio may generate more volatility, short sales or utilization of leverage may increase this volatility and potential for loss. Investors should be aware that there are risks associated specifically with emerging markets such as regulatory and reporting standards that may be less stringent, additional taxes and legal infrastructures that may provide less protection. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Additionally, there may be event risks resulting from fraud and negligence as well as credit risk resulting from an issuer defaulting in payments.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met.

Certain information may be based on information received from sources City National Rochdale, LLC considers reliable; City National Rochdale, LLC does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

You cannot invest directly in an index. Index returns do not include a deduction for fees or expenses. The mention of a security should not be considered a recommendation to buy or a solicitation to sell a security.

City National Rochdale, LLC will serve as the investment manager for the assets of the City National Rochdale International Trade Fixed Income Fund. As such, City National Rochdale, LLC is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Ave. New York, NY 10022-6937 | (T) 212-702-3500 | www.cnr.com

City National Rochdale International Trade Fixed Income Fund

Financial Statements

December 31, 2013

TABLE OF CONTENTS

Page

Financial Statements
Statement of Assets and Liabilities	2
Statement of Operations	3
Statement of Changes in Net Assets	4
Statement of Cash Flows	5
Schedule of Investments	6-9
Notes to Financial Statements	10-21
Financial Highlights	22

Renewal of Investment Management Agreement
Additional Information

City National Rochdale International Trade Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2013 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $31,575,963)	$31,152,927
Cash and cash equivalents	171,411
Interest receivable	144,526
Other assets	5,812

Total Assets	31,474,676

LIABILITIES
Payable for investments purchased	991,000
Payable for fund shares redeemed	607,372
Subscriptions received in advance	200,000
Payable to adviser	6,736
Payable to trustees	602
Investor servicing fee payable	14,378
Accrued loan servicing fees	6,867
Accrued expenses and other liabilities	14,246

Total Liabilities	1,841,201

NET ASSETS	$29,633,475

Shares outstanding
(Unlimited number of shares authorized, no par value)	1,214,243

Net asset value per share (net assets/shares outstanding)	$24.40

COMPONENTS OF NET ASSETS
Paid in capital	$30,389,528
Undistributed net investment income	(32,644)
Accumulated net realized loss on investments	(300,373)
Net unrealized depreciation on investments	(423,036)
Total Net Assets	$29,633,475

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Operations

For the Six Months Ended December 31, 2013 (Unaudited)

INVESTMENT INCOME
Interest income	$731,421
Bank loan fee income	12,712

Investment Income	744,133

EXPENSES
Management fees	97,899
Professional fees	58,706
Investor servicing fees	27,971
Fund administration fees	19,372
Fund accounting fees	17,870
Transfer agent fees	13,197
Loan servicing fees	10,550
Custody fees	7,500
Transfer fees	7,125
Deferred offering costs	6,619
Other expenses	2,278

Total Expenses	269,087
Add: Interest expense	7,366
Less: Expenses waived and reimbursed	(59,305)

Net Expenses	217,148

Net Investment Income	526,985

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(300,367)
Net change in unrealized appreciation/depreciation on investments	(246,959)

Net Realized and Unrealized Loss on Investments	(547,326)

Net Decrease in Net Assets Resulting from Operations	$(20,341)

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Changes in Net Assets

For the Six Months Ended December 31, 2013 (Unaudited)

FROM OPERATIONS
Net investment income	$526,985
Net realized loss on investments	(300,367)
Net change in unrealized appreciation/depreciation on investments	(246,959)

Net Decrease in Net Assets Resulting from Operations	(20,341)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,015,645)
From net realized gain	(92,934)

Total Distributions to Shareholders	(1,108,579)

INCREASE FROM TRANSACTIONS IN NET ASSETS
Proceeds from sales of shares	3,503,345
Reinvestment of distributions	48,445

Net Increase from Transactions in Net Assets	3,551,790

Total Increase in Net Assets	2,422,870

NET ASSETS
Beginning of period	27,210,605

End of period	$29,633,475

Undistributed net investment income	$(32,644)

CHANGE IN SHARES
Shares sold	140,742
Shares issued on reinvestment of distributions	1,964
Net increase	142,706

Shares outstanding, beginning of period	1,071,537
Shares outstanding, end of period	1,214,243

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Statement of Cash Flows

For the Six Months Ended December 31, 2013 (Unaudited)

CASH FLOW FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(20,341)
Adjustments to reconcile net decrease in net assets
resulting from operations to net cash used in operating activities:
Purchases of investments	(8,990,501)
Sales of investments	6,626,435
Interest paid in kind	(33,039)
Purchases of money market fund	(12,539,358)
Sales of money market fund	13,527,306
Net realized loss on investments	300,367
Net change in unrealized appreciation/depreciation on investments	246,959
Net discount accretion on investments	(51,880)
Change in Operating Assets and Liabilities:
Interest receivable	3,461
Deferred offering costs	6,619
Prepaid expenses	(2,682)
Payable for investments purchased	(3,000)
Payable for fund shares redeemed	(832,628)
Subscriptions received in advance	(565,000)
Payable to adviser	(4,242)
Accrued professional fees	(39,917)
Accrued loan servicing fees	(6,883)
Investor servicing fee payable	1,237
Accrued expenses and other liabilities	(13,018)

Net cash used in operating activities	(2,390,105)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	3,503,345
Distributions paid to shareholders	(1,060,134)

Net cash from financing activities	2,443,211

Net change in cash and cash equivalents	53,106

CASH AND CASH EQUIVALENTS
Beginning of period	118,305

End of period	$171,411

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, December 31, 2013 (Unaudited)

Principal		Percentage of	Coupon		Maturity
Amount		Net Assets	Rate (a)		Date	Fair Value
	Long-Term Investments:

	Asset Backed Securities:

	Hong Kong
$1,000,000	Sea Lane Series 2011-1A - Class A (Acquired 11/02/2012, Aggregate Cost $1,044,550) (b) (c)	3.5%	14.26%		02/12/2016	$1,041,500

	Ireland
1,000,000	Trade Maps 1 Limited, Series 2013-1 Class C	3.4	2.41		12/10/2016	1,006,880

	Turkey
211,765	Yapi DPR Finance Co. Series 2010-1 - Class A	0.7	0.87		11/21/2014	208,751

	Total Asset Backed Securities (Cost $2,244,153):	7.6				2,257,131

	Corporate Bank Loans:

	Angola
900,000	Ministry of Finance of the Republic of Angola	3.0	6.17		02/24/2018	891,000
857,143	Sonangol Finance Ltd.	2.9	3.67		06/30/2017	849,000
555,556	TAAG Linhas Aereas de Angola	1.8	6.24		06/01/2016	555,555
		7.7				2,295,555

	Azerbaijan
533,333	Azerbaijan Railways	1.8	4.16		01/09/2015	526,667

	Brazil
500,000	Amaggi Exportacao Importacao Ltd.	1.7	2.89		08/29/2014	498,750
1,000,000	Bahia Speciality Cellulose S.A.	3.4	4.12		02/02/2018	1,003,500
		5.1				1,502,250

	Columbia
795,598	Tuscany International Drilling Inc. (f)	2.1	10.24		09/14/2017	636,479

	Ecuador
1,000,000	Pardaliservices SA	3.4	4.88		01/29/2018	1,002,500

	France
195,960	Maurel & Prom Drilling Services BV	0.6	2.25		09/15/2015	178,324

	Ghana
600,000	Kosmos	2.0	3.42		06/15/2018	595,200

	India
401,138	Alok Singapore Pte Ltd.	1.4	4.17		03/15/2014	402,541
250,000	Bajaj Hindusthan Sugar & Industries Ltd. - IFC Term B1	0.8	1.64		03/18/2014	244,000
		2.2				646,541

	Jamaica
857,200	Digicel International Finance Limited	2.9	3.75		03/31/2015	857,200

	Kazakhstan
677,966	Eastcomtrans Kazakhstan	2.3	6.17		04/01/2016	671,525
1,000,000	Kazmunaigaz Finance Sub BV	3.4	2.34		07/15/2016	1,001,000
		5.7				1,672,525

	Macedonia
752,381	Solway Investment Group United and Solway Industries Ltd. (Solway)	2.5	6.17		05/09/2016	755,014

	Mauritania
1,000,000	BB Energy	3.4	2.99		06/15/2014	994,000

	Mongolia
861,319	Just Group LLC (f)	2.2	7.17		10/10/2014	645,990
385,714	MSC Holding LLC (Tranche A)	1.3	6.24		11/23/2015	381,471
571,429	MSC Holding LLC (Tranche B)	1.9	7.74		11/23/2017	563,428
		5.4				1,590,889

	Morrocco
609,130	SAMIR	2.1	3.92		12/24/2014	607,607

	Nigeria
1,000,000	Africa Finance Corporation	3.3	3.25		12/20/2015	992,000
1,000,000	Oando Energy Resources	3.3	0.00	(d)	03/31/2019	988,500
956,404	PFX Funding Limited	3.2	3.99		06/15/2019	941,102
		9.8				2,921,602

	Panama
$890,526	Banana International Corporation	3.0%	8.00%		06/15/2015	891,417

	Russia
333,333	JSC Oil Company Bashneft	1.1	1.71		03/25/2015	332,500
500,000	Mechel (Tranche A)	1.5	5.74		08/07/2015	430,000
500,000	Mechel (Tranche B)	1.5	5.74		08/10/2015	430,000
512,195	Metalloinvest JSC Lebedinsky	1.7	3.17		04/04/2016	507,073
		5.8				1,699,573

	Sierra Leone
733,740	African Minerals	2.5	5.84		03/30/2017	730,072

	Tanzania
194,754	Export Trading Group Pte	0.7	3.17		03/31/2014	195,338

	Ukraine
708,333	Metinvest BV	2.4	4.92		05/31/2015	697,354

	United Arab Emirates
714,286	Ammalay Commodities Dubai, REI-AGRO INDIA	2.4	6.24		04/29/2016	714,286

	Vietnam
1,000,000	Ma San Thai Nguyen Resources Co. Ltd.	3.4	9.89		03/07/2014	998,500

	Total Corporate Bank Loans (Cost $23,152,531):	76.9				22,708,893

	Corporate Bonds:

	Brazil
300,000	Latam Airline	1.0	6.00	(g)	12/10/2020	310,605

	Total Corporate Bonds (Cost $300,000):	1.0				310,605

	Promissory Note:

	Turkey
1,062,828	Bossa Ticaret ve Sanayi Isletmeleri	3.5	0.00	(d)	04/25/2014	1,050,606

	Total Promissory Note (Cost $1,053,587):	3.5				1,050,606

	Total Long-Term Investments (Cost $26,750,271):	89.0				26,327,235

	Short-Term Investment:

	Money Market Fund
	United States
	First American Government Obligations Fund, 0.01% (e)	16.3				4,825,692

	Total Short-Term Investment (Cost $4,825,692):

	Total Investments (Cost $31,575,963):	105.3%				$31,152,927

(a)	Variable rate.
(b)	144a restricted security.
(c)	Private placement.
(d)	Zero rate coupon.
(e)	7-day yield.
(f)	Illiquid security.
(g)	Fixed rate.

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent annual financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
December 31, 2013 (Unaudited)

Percentage of
Sector	Net Assets
Asset Backed Security	7.60%
Banking	3.30%
Basic Industry	18.10%
Conglomerate	3.20%
Consumer Cyclical	4.90%
Consumer Non-Cyclical	8.60%
Energy	30.40%
Services	7.00%
Telecommunication	2.90%
Utility	3.00%

Total Long Term Investments	89.00%
Money Market Fund	16.30%

Total Investments	105.30%

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
Investment Country Representation as of December 31, 2013 (unaudited)
(% of Total Investments)

*Represents Money Market Fund.

The accompanying notes are an integral part of these financial statements.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

1.	Organization

City National Rochdale International Trade Fixed Income Fund (the “Fund”), formerly the Rochdale International Trade Fixed Income Fund, is a Delaware statutory trust formed in May 2008.  The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company.  The Fund commenced operations on August 1, 2012.  The Fund’s investment objective is to provide interest income from investments in floating rate trade finance related securities and other floating and fixed income securities.

The Fund is non-diversified.  Compared to a diversified fund, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

City National Rochdale, LLC (the “Manager” or “Adviser”) is the investment adviser to the Fund and a related party.  The Manager is a wholly-owned subsidiary of City National Bank.  The Manager has selected GML Capital LLP, a limited liability partnership formed in England (the “Sub-Adviser”) as sub-investment adviser with respect to the Fund.

The Fund pursues its investment objectives by investing primarily in trade finance, structured trade finance, export finance and project finance loans and other forms of debt obligations of companies, banks or other entities (including sovereign entities) located primarily in or having exposure to global emerging and frontier markets.

Trade finance is a long-established form of commercial financing that involves providing producers, traders, distributors and end users with short and medium term loans or other forms of debt obligations.   Trade finance is a major loan asset class for many of the world’s commercial banks as trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as soft commodities (e.g., rice, wheat and soybeans) required to feed the population and oil, coal, ferrous and non-ferrous metals which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance (“prepayments”) and prior to export sale (“pre-export finance”) provide a way for banks or other lenders to lend to local producers against future earnings.

The Fund’s investments consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects.  These are expected to include, but are not limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments, as well as insurance covering trade and trade credits.  The Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

1.	Organization(continued)

also take positions in traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  Under normal circumstances, the Fund will invest at least 80% of its total assets in trade finance related fixed income securities.  Up to 20% of the Fund’s assets may be invested in other types of securities and money market instruments.  It is the Sub-Adviser’s intent to focus the Fund’s investments in trade finance related fixed income securities.

At least 25% of the Fund’s total assets will be invested so that in the Sub-Adviser’s opinion either (i) such securities can be sold or disposed of in the ordinary course of business at approximately the price used in computing the Fund’s net asset value during ordinary times, in the period of time equal to the period of time available to the Fund for paying redemption proceeds, or (ii) a sufficient amount of securities will mature before the next Redemption Payment Date.  This policy is fundamental and may only be changed by a vote of Shareholders. In the event that the volatility of the price of a security constituting an investment by the Fund is greater than 135% of such security’s average volatility during the previous three years (in cases where the historical volatility of such security can reasonably be determined), such security will be deemed to be a security which cannot be sold or disposed of in the ordinary course.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Offering Memorandum of the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies(continued)

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3 – Investments).

Investments Valuation

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies (continued)

Investments Valuation (continued)

a particular day, the securities will be valued based on their composite bid prices for securities held long, their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).

The Sub-Adviser generally selects trade finance-related securities for investment by the Fund to be held to maturity and the Fair Value committee will base its estimation of fair value on this presumption.  Where the Sub-Adviser decides that the Fund will not to hold the security to maturity, the basis of its fair value estimates will differ.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  When making a determination of the fair value of a trade finance-related security, the Sub-Adviser may furnish the Fair Value committee with a variety of factors that will include but not be limited to: (1) the cost and/or repayment performance of the underlying trade finance-related security, (2) the last reported price at which the investment was traded, (3) information regarding the investment, the issuer and its sector, country or region, (4) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (5) any publicly announced transaction involving the issuer, (6) comparisons to other investments or to financial indices that are correlated to the investment, (7) with respect to fixed income investment, changes in market yields and spreads, and/or (8) other factors that might affect the investment’s value. The fair values of one or more assets may not be the prices at which those assets are ultimately  sold.  In  such  circumstances,  the  Manager  will  reevaluate  its  fair  value methodology to determine, what, if any, adjustments should be made to the methodology for determining the valuation.   Where investments are valued using this methodology and are valued by the Manager, they will be considered Level 3 assets.   Where investments are valued independently by a third party, such as Debtdomain, using such a methodology they will be considered Level 2 assets.

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally relies on a third-party pricing system, agent, or dealer selected by the Sub-Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  When appropriate the Manager and Sub-Adviser may determine a security’s fair value based on an assessment of multiple factors, including the value provided by an independent third party, but which may not agree

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies(continued)

Investments Valuation (continued)

with the specific price from such third party providing such service.  The Board will monitor periodically the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost (or, if purchased at a discount, then at its accredited cost), so long as such valuations are determined by the Board in good faith to represent fair value.

With respect to other securities and investments, securities for which market quotations are available, but which are restricted as to salability or transferability, are valued as provided above, based on the nature and term of the restrictions.  Investments valued under this methodology are considered Level 2 assets.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on an accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Deferred Offering Costs

Offering Costs are capitalized and were expensed over 12 months on a straight-line basis.  At December 31, 2013, the offering costs were fully expensed by the Fund.

Organization Expenses

Expenses incurred by the Fund in connection with the organization were expensed as incurred.  Subsequent to its formation, the Fund incurred organizational costs, which were reimbursed by the Adviser.  The Manager agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6 – Expense Reimbursement).

Fund Expenses

The Fund pays its expenses, other than such expenses that the Manager assumes (pursuant to the Investment Management Agreement) or waives and/or reimburses (pursuant to the Manager’s agreement to waive and/or reimburse the Fund’s expenses).  The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies (continued)

Fund Expenses (continued)

organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing offering memoranda or prospectuses, statements of additional information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder record keeping and Shareholder account services, fees, and disbursements; fees and expenses of the Trustees that the Manager, the sales agent RIM Securities LLC, an affiliate of the Manager (the “Sales Agent”), or their affiliates do not employ; insurance premiums; fees for Investor Services, extraordinary expenses such as litigation expenses.  The Fund may need to sell its holdings to pay fees and expenses, which could cause the Fund to realize taxable gains.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require an accrual or that could affect the Fund’s liquidity or future cash flows pursuant to relevant income tax regulations.  The Fund has concluded that there is no impact of the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on its tax returns since inception of the Fund.  As of December 31, 2013 the Fund’s tax year since inception and fiscal year ended June 30, 2013 remain open and subject to examination by relevant taxing authorities.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies(continued)

Foreign Currency

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations.  The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Distributions to Shareholders

Distributions paid to Shareholders by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a Shareholder has held his or her Shares.  All other dividends paid to a Shareholder by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax at the ordinary income rate.

Dividends and other taxable distributions are taxable to a Shareholder even if they are reinvested in additional Shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as being received by a Shareholder at the time the dividend or distribution is made.  If, however, the Fund pays a Shareholder a dividend in January that was declared in the previous October, November or December and a Shareholder was a Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by such Shareholder on December 31 of the year in which the dividend was declared.

The price of Shares purchased at any time may reflect the amount of a forthcoming distribution.  If a Shareholder purchases Shares just prior to a distribution, he or she will receive a distribution that will be taxable to him or her even though it represents in part a return of his or her invested capital.

Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2013 through the date the financial statements have been issued, and determined that there were no significant subsequent events or transactions that would require adjustment to the amounts or disclosures in these financial statements.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies(continued)

Equity Accounts

Prior to the end of each quarter and year end, the Fund receives Shareholder contributions with an effective subscription date of the first day of the following month.  These amounts are reported as “Subscriptions received in advance”.

3.	Investments

The following are the classes of investments at December 31, 2013 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

Long Term Investments	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$-	$2,257,131	$-	$2,257,131
Corporate Bank Loans	-	22,708,893	-	$22,708,893
Corporate Bonds	-	310,605	-	$310,605
Promissory Notes	-	1,050,606	-	$1,050,606

Short Term Investment
Money Market Fund	$4,825,692	$-	$-	$4,825,692

Total Investments	$4,825,692	$26,327,235	$-	$31,152,927

From July 1, 2013 to December 31, 2013, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent that any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

5.	Investment Management

The Fund has an Investment Management Agreement (the “Agreement”) with the Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), to serve as the investment adviser for the Fund.  Under the terms of the Agreement, the Fund compensates the Manager for its management services at the annual rate of 0.70% of the Fund’s month end net assets.  The investment management fee is accrued monthly.

The Manager entered into a Sub-Investment Advisory Agreement (“Sub-Investment Advisory Agreement”) with the Sub-Adviser, a limited liability partnership formed in England whose Managing Member is GML International Limited.  The Sub-Adviser is an investment adviser registered under the Advisers Act.  The Sub-Adviser has investment discretion to manage the  investments of the Fund and is responsible for performing credit analysis and due diligence on each specific investment included in the portfolio and overall portfolio risk management, subject to the general supervision of the Manager.  Out of the 0.70% investment management fee, the Manager retains 0.25% and compensates the Sub-Adviser at the annual rate of 0.45%.

From July 1, 2013 to December 31, 2013, management fees of $97,899 were accrued by the Fund.

6.	Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Fund to the extent needed to limit the Fund’s combined annual operating expenses, excluding taxes, interest, commissions, or extraordinary expenses, to 1.50% of net assets (the “Expense Limitation Agreement”) during the period ending one year from the commencement of the Fund’s operations.  The Manager may agree to extend the Expense Limitation Agreement after the expiration of its initial term.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limit in effect at the time the expenses were reimbursed or at the time these payments are proposed.

For the period from July 1, 2013 to December 31, 2013, the Adviser waived $59,305 of fees and expenses, which may be recouped by the Adviser no later than June 30, 2017. At June 30, 2013, the remaining cumulative amount of fees and expenses available for recoupment by the Adviser amounted to $366,883, which includes offering costs and organizational expenses reimbursed by the Adviser prior to the Fund’s commencement of operations of $79,427 and $58,327, respectively.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

At December 31, 2013, the Adviser may recapture a portion of these amounts no later than the dates stated below:

Amount	Expiration

$33,252	June 30, 2014
28,694	June 30, 2015
245,632	June 30, 2016
59,305	June 30, 2017

$366,883

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

7.	Investor Servicing Arrangements

The Fund will pay a fee to the Sales Agent to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (“Investor Service Providers”).  This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.20% (on an annualized basis) of the aggregate value of outstanding Shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar month (before any repurchase of Shares); or (ii) the Sales Agent’s actual payments to the Investment Service Provider.

8.	Loan Servicing Agreement

The Sub-Adviser also acts as the Fund’s loan servicing agent.  Under the terms of the Loan Servicing Agreement among and between the Manager, the Fund and the Sub-Adviser (the “Loan Servicing Agreement”), the Sub-Adviser will communicate the details of all loan purchases and sales to the administrator, reconcile the Fund’s cash accounts with the cash account records of the custodian and provide such reconciliations to the administrator, communicate with obligors in relation to their timely making of interest, principal and/or amortization payments in relation to loan assets owned by the Fund and in order to resolve wire transmission queries with respect of any such payments, notify the Manager following a failure of an obligor to make any scheduled payment, provide the Manager with reports in respect of loan servicing, act as the central point of contact for clarification queries from the custodian and administrator, and maintain an up-to-date “Sub-Adviser Portfolio Blotter” of all interest, principal and amortization payments in relation to loan assets owned by the Fund.  For its services provided under the Loan Servicing Agreement, the Fund will pay the Sub-Adviser the following fees: (a) an upfront, one time, set-up fee of $10,000 and (b) a monthly fee payable in arrears as the greater of (i) $2,291 or (ii) either (x) 0.025% of the gross assets of the Fund if total gross assets are less than or (y) 0.0225% of the gross assets of the Fund if total gross assets are greater than $1 billion.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

From July 1, 2013 to December 31, 2013, loan servicing fees of $10,550 were incurred by the Fund.

9.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under the Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Shareholders of the Fund; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee from the Fund at an annual rate of 0.03% for the first $150 million, 0.0225% for the next $250 million and 0.015% thereafter of average net assets, with a minimum annual fee of $28,000.

From July 1, 2013 to December 31, 2013, administration servicing fees of $19,372 were incurred by the Fund.

10.	Shareholders’ Equity

Shareholders must subscribe for a minimum initial investment in the Fund of $50,000, with a minimum of $25,000 for an additional investment. These minimums may be waived by the Sales Agent.  Brokers selling Shares may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  Shareholders may be charged a sales load of 1.50% on subscriptions of less than $500,000 and 1.00% on subscriptions equal to or greater than $500,000.  The Fund is an illiquid investment and no Shareholder will have the right to require the Fund to redeem its Shares.

The Shares are subject to substantial restrictions on transferability and resale.  Although the Fund may offer to repurchase Shares from time to time, it is not obligated to do so and Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for interests or Shares of any other fund, as the Fund is a closed-end investment company.

11.	Investment Transactions

From July 1, 2013 to December 31, 2013, excluding short-term securities and U.S. Government securities, purchases of investments amounted to $8,990,501 and sales of  investments amounted to $6,626,435.  There were no purchases or sales of U.S. Government securities during the period July 1, 2013 to December 31, 2013.

City National Rochdale International Trade Fixed Income Fund

Notes to Financial Statements (Unaudited)

12.	Tax Information

The cost basis of the Fund’s investments for federal income tax purposes at December 31, 2013 was as follows:

	December 31, 2013	June 30, 2013

Cost of investments for tax purposes	$31,575,963	$30,415,293

The tax composition of undistributed income and unrealized appreciation/depreciation on investments for the period was as follows:

Gross tax unrealized appreciation	$86,390
Gross tax unrealized depreciation	(509,426)
Net tax unrealized depreciation	(423,036)

Net investment loss	$(32,644)
Accumulated net realized loss on investments	(300,373)
Total accumulated earnings	(756,053)

The tax composition of distributions for the period was as follows:

		Period
		August 1, 2012
	Six Months	(commencement of
	Ended	operations) to
	December 31, 2013	June 30, 2013
Ordinary income	$1,015,845	$110,617
Long-term capital gain	$92,934	-
Total distributions	$1,108,779	$110,617

City National Rochdale International Trade Fixed Income Fund

Financial Highlights

			Period August 1, 2012
	Six Months Ended		(commencement) to
	December 31, 2013		June 30, 2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$25.39		$25.00

Income from Investment Operations:
Net investment income	0.46	*	0.54
Net realized and unrealized loss on investments	(0.48)		(0.03)
Total from investment operations	(0.02)		0.51

Less Distributions:
From net investment income	(0.89)		(0.11)
From net realized gain	(0.08)		(0.01)
Total distributions	(0.97)		(0.12)
Net asset value, end of period	$24.40		$25.39

TOTAL RETURN - NET	-0.09	%(1)	2.07	%(1)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$29,633		$27,211
Portfolio Turnover	25.51	%(1)	36.30	%(1)

Ratio of Net Investment Income to Average Net Assets:
Before waivers/reimbursements or recoupment	3.34	%(2)	1.53	%(2)
After waivers/reimbursements or recoupment	3.77	%(2)	2.70	%(2)

Ratio of Expenses to Average Net Assets:
Before waivers/reimbursements or recoupment	1.98	%(2)	2.67	%(2)
After waivers/reimbursements or recoupment	1.55	%(2)	1.50	%(2)

*	Computed using the average shares method
(1)	Not Annualized
(2)	Annualized

Total return is calculated for all Shareholders taken as a whole and an individual Shareholder's return may vary from these Fund returns based on the timing of capital transactions.

The expense ratios are calculated for all Shareholders taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Shareholder's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

BOARD APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Trustees of City National Rochdale International Trade Fixed Income Fund (the “Fund”) is comprised of eight Trustees, six of whom are independent of the Fund’s investment adviser (the “Independent Trustees”).  During the six months ended December 31, 2013, the Board and the Independent Trustees approved renewal of the Fund’s advisory agreement with Rochdale Investment Management, LLC (“Rochdale”), and Rochdale’s sub-advisory agreement with GML Capital LLP (“GML”) with respect to the Fund, as described below.  During that period, certain related name changes occurred, as follows:

•	Prior to September 10, 2013, the name of the Fund was Rochdale International Trade Fixed Income Fund.
•	Effective September 10, 2013, Rochdale, the investment adviser of the Fund, changed its name to City National Rochdale, LLC.

General Information

The following information summarizes the Board’s considerations associated with its review of the agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by Rochdale and GML.  In considering these matters, the Independent Trustees discussed the approval of the agreements with management and in private sessions with their independent counsel at which no representatives of Rochdale or GML were present.

The Board reviewed extensive materials regarding investment results of Rochdale and GML, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered.  In addition, each Board member did not necessarily attribute the same weight to each matter.  However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

Rochdale Investment Management, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by Rochdale, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes, including its sub-adviser oversight processes; its trading practices; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with its benchmark indexes and noted that the Fund’s returns during the 11 months from inception (August 1, 2012) through June 30, 2013, were less than the returns of the Fund’s benchmarks (the 3-month LIBOR plus 300 basis points and the 6-month LIBOR plus 300 basis points) for the period by 99 basis points and 118 basis points, respectively.  The Board noted, however, the assessment by Rochdale that although market movement in June and July had offset the yield of the Fund’s portfolio investments, the Fund had performed as expected. The Board concluded that Rochdale had provided satisfactory management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fee charged by Rochdale to the Fund and the total expenses of the Fund (as a percentage of its average annual net assets).  The Board noted the difficulty of constructing a peer group for comparison due to the unique investment strategy of the Fund and lack of public information regarding the Fund’s competitors.  The Board reviewed, however, fee and expense information from samples of closed-end funds and private funds compiled by U.S. Bancorp Fund Services, LLC, the Fund’s administrator, in consultation with Rochdale.

The Board observed that the investment advisory fee paid by the Fund was lower than the median advisory fee of a sample of 155 peer alternative funds.  The Board noted that Rochdale does not manage assets of any other clients using the same strategies as those used by the Fund and therefore it could not compare the fees charged by Rochdale to the Fund to those charged to its other clients.  The Board considered that the total expense ratio of the Fund was lower than the median total expenses of a peer group of 11 funds that voluntarily report their total expense ratios.  The Board concluded that the advisory fee charged by Rochdale to the Fund was fair and reasonable, and the total expenses of the Fund continued to be reasonable.

Profitability, Benefits to Rochdale and Economies of Scale

The Board considered information prepared by Rochdale relating to its costs and profits with respect to the Fund, and noted that the Fund was currently not generating profit for Rochdale because Rochdale was waiving fees pursuant to its expense limitation agreement. The Board also considered the benefits received by Rochdale and its affiliates as a result of Rochdale’s relationship with the Fund, including investment advisory fees paid to Rochdale; fees paid to Rochdale’s affiliate, RIM Securities, LLC, for providing distribution services to the Fund; benefits to City National Bank’s wealth management business as a result of the availability of the Fund to its customers; and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance.  They Board noted that although there were no breakpoints in the Fund’s advisory fee schedule, based on Rochdale’s operations significant economies of scale were not likely to be realized until the asset level of the Fund was substantially higher than its current level.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to Rochdale with respect to the Fund pursuant to its advisory agreement with the Fund is fair and reasonable in light of the nature and quality of the services being provided by it to the Fund and its shareholders, and that renewal of the agreement was in the best interest of the Fund and its shareholders.

GML Capital LLP

Nature, Extent and Quality of Services

In reviewing the services provided by GML, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes; its trading practices; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the Fund are described above.  The Board concluded that GML provided satisfactory services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by GML.  They considered that GML advises four other fund clients using the same strategies as the Fund, and noted that two of those funds pay GML performance fees in addition to asset-based fees.  The Board also considered Rochdale’s assessment that the sub-advisory fee paid by it to GML with respect to the Fund is relatively low.  The Trustees noted that Rochdale pays out of its advisory fees all sub-advisory fees to GML.

Benefits to GML

The Board considered the benefits received by GML as a result of its relationship with the Fund, including the sub-advisory fees paid to GML and the intangible benefits of GML’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to GML pursuant to its sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by GML to the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the Fund and its shareholders.

City National Rochdale International Trade Fixed Income Fund

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale International Trade Fixed Income Fund

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date         February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date         February 24, 2014

By (Signature and Title)    /s/ William O’Donnell
                                                    William O’Donnell, Treasurer

Date         February 25, 2014